PolarityTE®

Where Self Regenerates Self®

September 2020

Forward Looking Statements

This presentation contains forward-looking statements and projections. PolarityTE, Inc. (the "Company") makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her or its own independent investigation. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The Company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The Company's actual results could differ materially due to the impact of the COVID-19 pandemic and FDA regulatory matters, which cannot be predicted, and the risk factors and other items described in more detail in the "Risk Factors" section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC (copies of which may be found on the Company's website at www.polarityte.com or the SEC website at www.sec.gov). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

PolarityTE, Inc. Key Company Highlights

- <u>Clinical Experience</u>: More than 900 patients treated with SkinTE™—the Company's autologous skin construct intended for the repair, replacement, reconstruction, or supplementation of skin tissue
- <u>Published Evidence</u>: 9 peer-reviewed publications on SkinTE, including case reports, case series, and results from pilot studies in diabetic foot ulcers (DFUs) and venous leg ulcers (VLUs)
- <u>RCT Data</u>: Positive top-line data reported from interim analysis of ongoing randomized controlled trial (RCT) in DFUs: 72% of patients in group treated with SkinTE plus standard of care (SOC) met primary endpoint of wound closure at 12 weeks vs. 32% in group treated with SOC alone (p=0.005)
- <u>Key Upcoming Catalysts</u>: Feedback from FDA regarding planned transition for SkinTE from 361 HCT/P to 351 HCT/P, completion of enrollment and readout from full data set in DFU RCT
- <u>Cash Management</u>: Finished 2Q2020 with $30.5M in cash; SkinTE operations and associated costs being defrayed through contract services segment which includes COVID-19 test processing and preclinical research; and management recently implemented additional cost-cutting measures to reduce cash burn

About PolarityTE, Inc.

SkinTE™

- Marketed as a 361 HCT/P
- Currently pursuing transition to a 351 HCT/P via Biologics License Application (BLA)
- Used in over 900 clinical cases
- 2 ongoing multi-center randomized controlled trials
- 9 peer-reviewed publications
- 4 patents issued worldwide

ARCHES RESEARCH
RAPID • CUSTOMIZED • RESULTS

- Contract Research Subsidiary
- Services include preclinical, mass spectrometry, histology and cell culture, microbiology, imaging, and biomedical engineering
- Currently processing COVID-19 test specimens
- CLIA Certificate No. 46D2182352

IBEX™ Preclinical Research

- Preclinical Research Subsidiary
- In operation for 15+ years, acquired by PolarityTE in 2018
- 12,000 square foot facility includes operating theater and vivarium
- USDA Registered
- GLP Capabilities

Current Treatment Options Have Significant Limitations



Scaffolds & Matrices

- Off the shelf and used in all settings of care
- Lack cells and require wound bed to grow into the scaffold
- Often require secondary coverage with skin grafts in larger wounds



Allogeneic/Xenogeneic Cells & Tissues

- May contain cells and/or proteins to stimulate closure but are temporary
- Risk of immune system rejection of some products (e.g. skin allograft)
- Frequently require serial applications over time



Split-Thickness Skin Grafts

- Need to be performed in the operating room under general anesthesia
- Can cover large wounds but require large donor sites
- Replaces only the top layer of skin, not the appendages
- Healed barrier that contracts and scars with limited function



Full-Thickness Skin Grafts

- Includes all layers which improves function compared to split-thickness grafts
- Possible to perform under local anesthesia outside of operating room
- Cannot be expanded
- Limitations in size of donor site restricts use to reconstruction of small areas

Split-Thickness Skin Graft Donor Sites


Split-Thickness Skin Grafts
Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness

Split-Thickness Skin Graft Harvesting



Skin Graft Donor Site 2 Years Following Harvest

Characteristics of Native Skin

Skin is much more than a single layer of cells providing a barrier—skin is the largest organ of the human body and requires regeneration of all components for normal function.

- Sensation
- Immunity
- Sweating
- Sebum
- Hair growth
- Pliability


Hair
Epidermis
Hair follicle
Nerve
Sweat gland
Dermis
Hypodermis

The SkinTE Solution

SkinTE is made from full-thickness skin and retains the endogenous regenerative cellular populations found throughout skin within multicellular segments.

Research studies on swine and human tissue demonstrated that gene expression pathways and proteins important for wound healing are transcriptionally active and present in SkinTE.

The viable autologous multicellular segments created during SkinTE manufacturing are physically optimized for engraftment within the wound bed.



How to Use SkinTE

SkinTE™

- Harvests can be performed out patient under local anesthesia, as well as in patient as required
- Skin harvest is sent to Salt Lake City facility, typically overnight, and is capable of being processed on the same day for overnight delivery back to the provider
- SkinTE is dispensed from a syringe in a paste-like consistency, spread evenly across the wound, and covered with dressings until closure

SkinTE Harvest Box



Full-Thickness Skin Harvested



*Harvest size and location may vary

Skin Harvest Sent to Manufacturing in Self-Cooling Container



SkinTE Returned to Facility/Provider



SkinTE Deployed on Wound



SkinTE Case Study: Chronic Lower Extremity Traumatic Wound

SkinTE Applied to Chronic Wound on Right Lower Extremity After Two Years of Failed Treatments

No Difference in Sensation Between SkinTE (Right Leg) and Native Skin



2-Point Discrimination Threshold (cm)
8
6
4
2
0
NS
*
SkinTE
Native Skin
STSG

Hair Follicles Regenerated from SkinTE Demonstrated Normal Cellular and Structural Architecture

Multi-Modality Imaging of Hair Follicles



Confocal Merge
Confocal Dual
ESEM
Stereoscopic
Native Skin
SkinTE™



Right Leg: Before SkinTE
Right Leg: After SkinTE
Left Leg: STSG
Pre-SkinTE
SkinTE at ~18 months
2-Year-Old Previously-Placed STSG

Granick M, Baetz N, Labroo P, Milner S, Li W, Sopko N. "*In Vivo* Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing". *Int Wound J.* 2019;1-6.

SkinTE Case Study: Replacement of STSG

SkinTE Used to Replace Split-Thickness Skin Graft in Fibrotic Wound Bed



Conducting pinch test of SkinTE at 6 months


Excision of skin graft
2 weeks post-op
4 weeks post-op
6 weeks post-op

Punch biopsy of SkinTE-regenerated skin depicts all layers of full-thickness skin and appendages



Rete pegs located at epidermal/dermal junction prevent shear skin

SkinTE: Designed to Increase and Expand Access



Broad Utilization:

- Physicians including:
  - Surgical Specialties
  - Non-Surgical Specialties
  - Podiatrists
- Physician Assistants
- Nurse Practitioners



Broad Applications To Date in Acute and Chronic Wounds:

- Diabetic foot ulcers
- Venous leg ulcers
- Pressure injuries
- Traumatic injuries
- Burns (acute and reconstruction)
- Necrotizing fasciitis
- Surgical reconstruction
- Skin cancer reconstruction



Appropriate for Multiple Points of Care:

- Wound care centers and clinics
- Physician offices
- Inpatient bedside and ICU
- Inpatient and outpatient operating rooms
- Ambulatory surgery centers

SkinTE in a Broad Spectrum of Wounds

Pressure Injuries – Sacral Injury



Initial wound



~9 weeks after single application of SkinTE



24 weeks after single application of SkinTE

Traumatic Injury – Lawnmower Accident



Initial wound



~14 weeks after single application of SkinTE

Traumatic Injury – Motor Vehicle Accident



Initial wound



~20 weeks after single application of SkinTE

Burn



Initial wound



~9 weeks after single application of SkinTE

SkinTE in a Broad Spectrum of Wounds

Diabetic Foot Ulcer



Initial wound



~7 weeks after single application of SkinTE



~9 weeks after single application of SkinTE

Venous Leg Ulcer



Initial wound



~13 weeks after single application of SkinTE

Chronic Wound



Initial wound



~6 months after single application of SkinTE

STSG Reconstruction



Post-debridement



~13 months after single application of SkinTE

SkinTE Case Study: Non-Healing Diabetic Foot Ulcer

Patient Overview

The patient was a 57-year-old male with diabetes who presented with a long-standing left dorsal foot ulcer with exposed tendons that did not respond to prior debridement and therapies. The patient was progressing towards a below knee amputation prior to SkinTE treatment. Following application of SkinTE, exposed structures were covered with new vascular tissue and the wound progressively closed.

Day 0 – Before SkinTE



SkinTE Application



Day 10



Day 45



Day 109



Day 214



Images courtesy of Dr. John Del Monte, DPM

Photographs are real-world cases provided by physicians, without support from medical photographers.

SkinTE Case Study: Chronic Lower Extremity Traumatic Wound

Patient Overview
31-year-old male

Presentation:
- Chronic open wound

History:
- Injuries to both lower extremities from a motorcycle accident 2 years prior

Prior management:
- Skin grafts on both legs; right leg failed 2 skin grafts and multiple advanced wound care therapies over a 2-year period, resulting in a chronic open wound

Post-SkinTE treatment:
- Progressive healing with propagation of melanocyte pigmentation and generation of full-thickness skin

SkinTE Progression of Wound Closure Over 6 Months



Photographs are real-world cases provided by physicians, without support from medical photographers.

SkinTE Total U.S. Market Opportunity

SkinTE Total Addressable Market: $7.6B


Burns
$2.55B
Chronic Wounds
$4.27B
Acute Wounds
$815M

References: 1,6,7,8

Burn

500k	Patients Receiving Burn Treatment Per Year[1]
35k	Patients Hospitalized Due to Burns Per Year[1]
$73k	Weighted Average Cost to Treat Wounds[1]
Total Addressable Market	$2.55 Billion

Acute Wounds

1.7m	Trauma Cases requiring Inpatient Hospitalization[6]
84k	Trauma Cases as a result of "Open Wounds"[6]
$9.7k	Average Cost to Treat Wounds[7,8]
Total Addressable Market	$815 Million

*Chronic Wounds Can Be Referenced by the Addressable Market to the Right

SkinTE U.S. Chronic Wound Market Opportunity

SkinTE Chronic Wound Addressable Market: $4.27B



Pressure Injuries
$825M
Venous Leg Ulcers
$880M
Diabetic Foot Ulcers
$2.57B

References: 9,10,11,12,13,14,15,16,17,18,19,20,21,22,23,24

Diabetic Foot Ulcers

34m	Diabetics in the United States[9]
2.2m	DFU Annual Incidence Rate[10]
1.4m	Unhealed DFUs following 12 weeks of Conventional Therapy[11,12]
$1.6K	Average Cost to Treat DFU[13,14]

Total Addressable Market: $2.57 Billion

Pressure Injuries

711k	Patients Hospitalized from Pressure Sores[15]
375k	Patients with Pressure Ulcers in Stage II-IV[16]
$2.2k	Average Cost to Treat Pressure Ulcers[17,18]

Total Addressable Market: $825 Million

Venous Leg Ulcers

690k	Prevalence of VLUs[19,20]
260k	Number of Chronic VLUs[21]
$3.4k	Average Cost to Treat VLUs[22,23,24]

Total Addressable Market: $880 Million

Diabetic Foot Ulcers: Data and Statistics

Annual incidence rate of diabetics who develop a foot ulcer is 2.2%. However, higher annual incidence rates of ~6% have been reported in the Medicare population.[25]

Roughly 40% of patients have a recurrence of ulcers within 1 year after ulcer healing, almost 60% within 3 years, and 65% within 5 years.[27]

Diabetic Foot Ulcer Cost to US Healthcare System:

$9B-$13B/Year[32]

The lifetime incidence of foot ulcers has previously been estimated to be 15% to 25% among persons with diabetes,[26] but when additional data are considered, between 19% and 34% of persons with diabetes are likely to be affected.[27]

More than half of diabetic ulcers become infected.[28] Approximately 20% of moderate or severe diabetic foot infections lead to some level of amputation.[29,30]

The risk of death at 10 years for a patient with diabetes who has had a foot ulcer is twice as high as the risk for a patient who has not had a foot ulcer.[31]

SkinTE DFU and VLU Pilot Data

Diabetic Foot Ulcer (DFU) Pilot Trial[33]

Results presented at the Diabetic Limb Salvage Conference and the Symposium on Advanced Wound Care and The American Diabetes Association

- 10 of 11 (90.9%) DFUs healed within 8 weeks of a single application of SkinTE
- Median time to closure was 25 days
- DFU sizes ranged from 1.0 to 21.7 cm^2
- One patient was removed from the study at week three due to adverse events not related to the study or SkinTE procedure
- No SkinTE-related adverse reactions

Venous Leg Ulcer (VLU) Pilot Trial[34]

Results presented at the Symposium on Advanced Wound Care

- 8 of 10 (80%) VLUs closed within 12 weeks of a single application of SkinTE
- Of the 2 VLUs not deemed closed within 12 weeks: 1 VLU was the largest in the study (12.2cm2), and closed within 13.5 weeks post a single application of SkinTE; 1 VLU was previously deemed closed, and reopened prior to the 2-week durability visit as a result of external factors unrelated to the SkinTE procedure
- Median time to closure was 21 days
- No SkinTE-related adverse reactions

Pilot Study Diabetic Foot Ulcer


Pre-treatment


~8 weeks after single application of SkinTE

Pilot Study Venous Leg Ulcer


Pre-treatment


~7 weeks follow-up (Closed 22 days after single application of SkinTE)

Chronic Wound Trials

Diabetic Foot Ulcer Randomized Clinical Trial:

- 78 patients enrolled as of September 16, 2020

Venous Leg Ulcer Randomized Clinical Trial:

- 29 of 50 patients enrolled for pre-specified interim analysis target as of September 16, 2020

Trial	Study description	Study Size	Primary endpoint	Enrollment Status	Status/ Outcomes
DFU	Multicenter, randomized controlled trial evaluating SkinTE vs standard of care (SOC) in treatment of diabetic foot ulcers (DFU) Study Chair: Dr. David G. Armstrong, Professor of Surgery at USC and founder of Southwestern Academic Limb Salvage Alliance	102 patients	Percentage of ulcers closed at 12 weeks (endpoints also include cost of SkinTE treatment)	Actively enrolling	• Interim analysis of first 50 patients completed • Listed on https://clinicaltrials.gov • NCT03881254
VLU	Multicenter, randomized controlled trial evaluating SkinTE vs SoC in treatment of venous stasis ulcers (VLU) Study Chair: Dr. David G. Armstrong, Professor of Surgery at USC and founder of Southwestern Academic Limb Salvage Alliance	102 patients	Percentage of ulcers closed at 12 weeks (endpoints also include cost of SkinTE treatment)	Actively enrolling	• Interim analysis planned at 50 patients • Listed on https://clinicaltrials.gov • NCT03881267

DFU Trial Design

Prospective, multi-center, randomized controlled trial evaluating SkinTE plus standard of care (SOC) vs. SOC alone in the treatment of Diabetic Foot Ulcers (DFUs)


Screening Phase
Patient Signs Informed Consent
Target Ulcer Selected
Subject Receives SOC for 14 Days
Eligibility Assessments Performed
Subject Still Eligible?
No
Yes
Subject Exits Study
Subject Randomized to SkinTE or SOC

Inclusion Criteria:

- Wagner 1 Diabetic Foot Ulcer (DFU) below the medial malleolus
- Index ulcer ≥1.0 cm^2 and ≤25 cm^2 at Screening Visit 1 (SV1) and Trial Visit 1 (TV1)
- Index ulcer present for >4 weeks
- DFU does not change in size >30% during 14-day SOC screening period

Exclusion Criteria:

- Treatment of index ulcer with investigational drug or therapeutic device within 30 days
- Creatinine >3.0 mg/dl within 120 days of randomization
- HbA1c ≥12.0 within 30 days of randomization
- Active infection of treatment ulcer

*Refer to NCT03881254 on ClinicalTrials.gov for full list of inclusion/exclusion criteria

DFU Trial Design


End of Study Visit
Closure Confirmation Visit at 2 Weeks
Closed
Ulcer Closed or Received 12 Weekly Visits?
Yes
No
Not Closed
Subject Continues Study
End of Study Visit

*Refer to NCT03881254 on ClinicalTrials.gov

Primary Outcome Measure

- Percentage of wounds closed at 12 weeks defined as complete epithelialization without drainage or dressing requirements confirmed at two consecutive study visits 2 weeks apart

Closure Determination

- Initial closure determined by treating provider and confirmed by additional licensed personnel not treating the wound
- High resolution imaging of the closed wound sent to blinded adjudication panel comprised of three plastic surgeons
- If consensus of at least 2 of 3 adjudicators is reached that the wound is closed, the patient returns for a closure confirmation visit 2 weeks after the initial determination of closure
- The wound must remain closed at the closure confirmation visit

DFU Trial Design

Secondary Outcome Measures:

- Percent area reduction (PAR) at 4, 6, 8, and 12 weeks as measured by 3D digital planimetry (eKare, Fairfax, VA)
- Quality of life comparison using Wound Quality of Life Score
- Pain assessment using Visual Analogue Pain Scale (VAS) pain scale
- Peripheral neuropathy assessment using Semmes-Weinstein Monofilament 10-point discrimination test
- Cost of treatment

*Refer to NCT03881254 on ClinicalTrials.gov

DFU Interim Analysis: Demographics

Demographic Variable	SkinTE	SOC	p-value
Patient Age (year)	61.6 (10.25)	59.3 (13.46)	0.51
BMI	32.3 (7.56)	33.4 (7.54)	0.59
Gender Male Female	 18 (72) 7 (28)	 17 (68) 8 (32)	0.76
Subject Comorbidities	9.6 (3.29)	10.8 (6.15)	0.40
Creatinine	1.4 (0.61)	1.3 (0.49)	0.37
HbA1c Baseline EOS	 7.1 (1.37) 7.1 (1.64)	 7.7 (1.72) 8.0 (1.32)	 0.16 0.059
Wound Area (cm^2)	4.3 (4.24) median: 3.6; IQR: 3.2	3.3 (4.31) median: 1.8; IQR: 1.4	0.19
Wound Age (weeks)	25.3 (31.41) median: 15.3; IQR: 19	22.1 (22.63) median: 14.0; IQR: 20	0.57
DFU Location Plantar Dorsal	 21 (84) 4 (16)	 21 (84) 4 (16)	1.00
DFU Location Toe Forefoot Midfoot Heel Ankle	 4 (16) 10 (40) 9 (38) 2 (8) 0 (0)	 5 (20) 13 (52) 2 (8) 4 (16) 1 (4)	0.16

Enrollment:

- 25 SkinTE patients and 25 SOC patients
- 13 sites across the US

Key Demographics

Mean wound area (cm^2):

- SkinTE plus SOC: 4.3
- SOC: 3.3
- p=0.19

Mean wound age (weeks):

- SkinTE plus SOC: 25.3
- SOC: 22.1
- p=0.57

SkinTE Applications

Patients received only one application of SkinTE except for two patients who received reapplication due to inadvertent removal of the original product (mean 1.08 applications/subject)

DFU Interim Analysis: SkinTE Met Primary Endpoint



100
90
80
70
60
50
40
30
20
10
0
Percentage of Wounds Closed
SkinTE
SOC
0
2
4
6
8
10
12
Time (Weeks from Randomization)

SkinTE Group:

18/25 DFUs Closed at 12 Weeks (72%)

SOC Group:

8/25 DFUs Closed at 12 Weeks (32%)

p=0.005

DFU Interim Analysis Secondary Endpoint: Percent Area Reduction



SkinTE
SOC
Percentage Area Reduction
Time (Weeks from Randomization)

Week	SkinTE	SOC	p-value
4	78.6 (35.6)	24.0 (106.52)	0.00021
6	83.2 (40.89)	43.8 (101.98)	0.004
8	86.6 (39.58)	47.2 (89.85)	0.002
12	88.2 (39.14)	49.6 (101.45)	0.012

DFU Interim Analysis: Secondary Endpoints

No Significant Difference:

- Quality of life comparison using Wound Quality of Life Score
- Pain assessment using Visual Analogue Pain Scale (VAS) pain scale at 12 weeks
- Peripheral neuropathy assessment using Semmes-Weinstein Monofilament 10-point discrimination test

Cost of Treatment

- SkinTE mean total product cost per treated wound was $1,311.20, with 1.08 mean applications per patient

Patient Experience



"My skin is smooth. The hair is actually growing back. It doesn't itch."

—Natasha, Burn Survivor and SkinTE Patient



"If I had to choose between SkinTE and another skin graft I would choose SkinTE every time, because it is actually working, and you do not have a huge area of healthy skin removed that also then needs to heal, like with traditional skin grafts."

—Devon, SkinTE Patient

Peer-Reviewed Publications

1. "Complete Wound Closure Following a Single Topical Application of a Novel Autologous Homologous Skin Construct: First Evaluation in an Open-Label, Single-Arm Feasibility Study in Diabetic Foot Ulcers" in *International Wound Journal*
2. "Open-label Venous Leg Ulcer Pilot Study Using Novel Autologous Homologous Skin Construct" in *Plastic and Reconstructive Surgery-Global Open*
3. "Autologous Homologous Skin Constructs Allow Safe Closure of Wounds: A Retrospective, Non-controlled, Multi-Centered Case Series" in *Plastic and Reconstructive Surgery-Global Open*
4. "Regeneration of Functional, Full Thickness Skin with Minimal Donor Site Contribution Using Autologous Homologous Skin Construct" in *Plastic Surgery Case Studies*
5. "Regeneration and Expansion of Autologous Full-Thickness Skin Through a Self-Propagating Autologous Skin Graft Technology" in *Clinical Case Reports*
6. "Successful Treatment of War Zone Traumatic Lower Extremity Wound with Exposed Tendons Using an Autologous Homologous Skin Construct" in *Cureus*
7. "In Vivo Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing" in *International Wound Journal*
8. "The Applied Anatomy of Human Skin: A Model for Regeneration" in *Wound Medicine*
9. "What to put on (and what to take off) a wound: treating a chronic neuropathic ulcer with an autologous homologous skin construct, offloading and common sense" in *Oxford Medical Case Reports*



(A)
(B)
(C)
(D)
(E)
SC
SL
SG
SS
SB

Punch biopsy taken 5 months after SkinTE application demonstrating recapitulation of full-thickness skin with normal architecture (from Patterson, et al. *Clin Case Rep*. 2019;7(12):2449-55).

SkinTE Regulatory Pathway

Transitioning from a 361 HCT/P to a 351 HCT/P:

SkinTE is currently registered as a human cell, tissue, and cellular and tissue-based product regulated solely under Section 361 of the Public Health Service Act (PHS Act) and 21 CFR Part 1271 (i.e., as a 361 HCT/P). PolarityTE plans to file an investigational new drug application (IND) followed by a biologics license application (BLA) to have SkinTE regulated as a biologic under the federal Food Drug & Cosmetic Act and Section 351 of the PHS Act (i.e., as a 351 HCT/P).

Next Steps:

Prepare for Type B pre-IND meeting → Finalize clinical development plan → File IND

- Preparation for Type B pre-IND meeting (meeting request submitted in Aug 2020)
- Finalize clinical development plan after receiving feedback from the FDA
- File Investigational New Drug Application (IND) and eventual Biologics License Application (BLA)

Pipeline

Preclinical | Proof Of Concept | Trial | Commercial

SkinTE POC
Point-of-care device for on-site SkinTE processing and deployment

SkinTE Cryo
Cryopreservation of SkinTE for multiple deployments on a single patient

PTE 11000
Allogeneic, biologically active dressing for use in wound care

Generated To Date



Management

Executive Management Team



David Seaburg
Chief Executive Officer



Richard Hague
President & Chief Operating Officer



Jacob Patterson
Interim Chief Financial Officer



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer



Edward Swanson, MD
Chief Medical Officer & Co-Founder



Nikolai Sopko, MD, PhD
Chief Scientific Officer & Vice President R&D



Caroline Garrett, DVM, DACLAM
Chief Veterinary Officer



Cameron Hoyler, JD
Executive Vice President Development & Strategy General Counsel



Jennifer Burdman, JD
Chief Intellectual Property Officer & Deputy General Counsel

Board of Directors



Peter Cohen, MBA
Chairman of the Board
- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Minnie Baylor-Henry, JD
Director
- Former Johnson & Johnson Worldwide Vice President of Regulatory Affairs for Medical Devices, Vice President of U.S. Regulatory Affairs and Medical Affairs for Specialty Pharmaceuticals
- Served for nearly a decade at the U.S. Food and Drug Administration
- Past Chair of the Food and Drug Law Institute and the Drug Information Association



Willie Bogan, JD, MA
Director
- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Chris Nolet
Director & Chairman of the Audit Committee
- Former Partner at Ernst & Young
- Former Partner at PricewaterhouseCoopers
- Member of Executive Committee and Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA)
- Former Member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnoogy Innovation Organization



Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review



Jessica Shen, MD
Director
- Former Johnson & Johnson Vice President of Clinical Development and Regulatory Affairs of the Global Surgery Group
- Currently Senior Vice President, Head of Global Regulatory, Medical, Clinical & Health Economic Outcomes Research (HEOR) Affairs and Global Government Regulations & Standards at Royal Philips
- Medical Degree from Nanjing Medical and Master of Science from University of Kentucky, Lexington

Contact Information

PolarityTE Corporate

- www.PolarityTE.com
- ParadigmShift@PolarityTE.com
- Corporate Inquiries: (800) 378-2694
- CorporateInquiries@PolarityTE.com
- Nasdaq: PTE

PolarityTE Investor Relations

- Rich Haerle, MBA, MPH
- VP of Investor Relations
- IR Inquiries: (385) 315-0697
- IR@PolarityTE.com



About SkinTE™

SkinTE is a human cellular and tissue-based product derived from a patient's own skin (autologous) intended for the repair, reconstruction, replacement, or supplementation of skin tissue. Aseptic surgical procedures and handling during skin harvest, wound preparation, and SkinTE deployment are mandatory.

SkinTE is currently registered as a human cell, tissue, and cellular and tissue-based product regulated solely under Section 361 of the Public Health Service Act (PHS Act) and 21 CFR Part 1271 (i.e., as a 361 HCT/P). PolarityTE plans to file an investigational new drug application (IND) with FDA followed by a biologics license application (BLA) to have SkinTE regulated as a biologic under the federal Food Drug & Cosmetic Act and Section 351 of the PHS Act (i.e., as a 351 HCT/P), and will propose to FDA a plan for transitioning SkinTE from a 361 HCT/P to a 351 HCT/P.

Important Safety Information

SkinTE is donated human tissue for autologous, single application use only. SkinTE has not been evaluated for infectious substances. SkinTE may contain trace amounts of antibiotics (e.g., gentamicin), which may potentially cause an adverse effect in patients who are hypersensitive or allergic to antibiotics. For patients sensitive to or allergic to gentamicin, alternative processing is available with prior notice. Patients with multiple comorbidities, or who have any condition that could compromise recipient site vascularity and wound healing, should be carefully evaluated prior to using SkinTE. Such conditions may prevent successful outcomes or lead to suboptimal results. Failure to ensure proper aseptic technique may result in contamination of the harvested skin, donor site, tissue product and/or wound bed, and could result in potential adverse events including local, regional, or systemic infection, failure of the graft to take upon deployment, failure of skin to heal and/or regenerate, deleterious effects on potential surrounding or adjacent reconstructions including infection, failure of adjacent grafted material to take and heal, the need for further surgical operations(s), and/or debridement or other serious injuries or death. Failure to follow instructions may lead to suboptimal outcomes, product failure and/or patient harm. Outcomes may vary. Risks also include those associated with skin grafting such as graft failure, infection, and/or effects on adjacent tissue or reconstructions.

Company History


First patent application filed
PolarityTE®
Company formed
SkinTE™
SkinTE registered with FDA
First patent treated with SkinTE
IBEX Pre-clinical CRO acquired
U.S. National Library of Medicine
ClinicalTrials.gov
Initiated DFU and VLU Multi-Centered Randomized Trials
Granted Canadian Patent
Granted Patents in UK, Australia, and New Zealand
U.S. National Library of Medicine
ClinicalTrials.gov
Reported Positive Interim DFU Data from Multi-Center Randomized Trial
PolarityTE announces plans to pursue a BLA for SkinTE
2015
2016
2017
2018
2019
2020

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